                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF SECURITIES ANDEXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  November 18, 1997



                              S.D. WARREN COMPANY
                   (Exact name as specified in its charter)



Pennsylvania                        33-88496             23-2366983
(State or jurisdiction      (Commission file number)     (I.R.S. Employer
of incorporation)                                        Identification Number)




225 Franklin Street,                                     02110
Boston, MA
(Address of principal executive office)                  (Zip code)


                                (617) 423-7300
             (Registrant's telephone number, including area code)
________________________________________________________________________________



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                            Exhibit Index on page 4
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Item 5. Other Events


     On November 18, S.D. Warren Company, a Pennsylvania corporation (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Spinnaker Industries, Inc. ("Buyer"). Pursuant to the agreement, the Company is selling its pressure sensitive business located in Westbrook, Maine to Buyer. A copy of the Company's press release dated November 19, 1997, describing certain aspects of the transaction is attached hereto as Exhibit 99 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.


     (c) Exhibits


(99) - Press Release of S.D. Warren Company dated November 19, 1997.



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                            Exhibit Index on Page 4
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                                   SIGNATURE


     Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on December 3, 1997.



                                             S.D. WARREN COMPANY


                                             By: /s/ Jennifer L. Miller
                                                     -------------------
                                             Name:  Jennifer L. Miller
                                             Title:



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                            Exhibit Index on Page 4
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       Exhibits.                                                         Page
       ----------                                                        ----

(99) - Press Release of S.D. Warren Company dated November 19, 1997.      5



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